SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 Date of Report (Date of earliest event reported): April 16, 2003

INDEPENDENT BANK CORPORATION (Exact name of registrant as specified in its charter)
Michigan (State or Jurisdiction of Incorporation or Organization)

0-7818 (Commission File Number)	38-2032782 (I.R.S. Employer Identification No.)

230 West Main Street, Ionia, Michigan 48846 (Address of principal executive offices)

(616) 527-9450
(Registrant's telephone number, including area code)

NONE Former name, address and fiscal year, if changed since last report.

Item 9.	Regulation FD Disclosure
The information attached at Exhibit A is supplemental data to the Registrant’s press release dated April 16, 2003 regarding its earnings during the quarter ended March 31, 2003.

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Consolidated Statements of Financial Condition

                                                                                       March 31,       December 31,
                                                                                         2003              2002
                                                                                    ----------------  ----------------
                                                                                               (unaudited)
                                                                                    ----------------------------------
Assets                                                                                       (in thousands)
Cash and due from banks                                                            $      59,798    $       60,731
Securities available for sale                                                            386,291           371,246
Federal Home Loan Bank stock, at cost                                                     10,369             9,704
Loans held for sale                                                                      106,695           129,577
Loans
  Commercial                                                                             561,096           536,715
  Real estate mortgage                                                                   593,075           601,799
  Installment                                                                            235,720           242,928
                                                                                    -------------    --------------
                                                                       Total Loans     1,389,891         1,381,442
  Allowance for loan losses                                                              (17,128)          (16,705)
                                                                                    -------------    --------------
                                                                         Net Loans     1,372,763         1,364,737
Property and equipment, net                                                               40,894            40,735
Bank owned life insurance                                                                 35,800            35,415
Accrued income and other assets                                                           48,883            45,417
                                                                                    -------------    --------------
                                                                      Total Assets $   2,061,493    $    2,057,562
                                                                                    =============    ==============
Liabilities and Shareholders' Equity
Deposits
  Non-interest bearing                                                             $     184,379    $      179,871
  Savings and NOW                                                                        688,498           657,530
  Time                                                                                   687,468           698,202
                                                                                    -------------    --------------
                                                                    Total Deposits     1,560,345         1,535,603
Federal funds purchased                                                                   25,245            23,840
Other borrowings                                                                         225,256           310,413
Guaranteed preferred beneficial interests in Company's subordinated
  debentures                                                                              67,850            17,250
Accrued expenses and other liabilities                                                    37,404            32,409
                                                                                    -------------    --------------
                                                                 Total Liabilities     1,916,100         1,919,515
                                                                                    -------------    --------------
Shareholders' Equity
  Preferred stock, no par value--200,000 shares authorized; none outstanding
  Common stock, $1.00 par value--30,000,000 shares authorized;
    issued and outstanding:  17,922,268 shares at March 31, 2003
    and 17,822,090 shares at December 31, 2002                                            17,922            17,822
  Capital surplus                                                                         75,863            75,076
  Retained earnings                                                                       48,081            41,785
  Accumulated other comprehensive income                                                   3,527             3,364
                                                                                    -------------    --------------
                                                        Total Shareholders' Equity       145,393           138,047
                                                                                    -------------    --------------
                                        Total Liabilities and Shareholders' Equity $   2,061,493    $    2,057,562
                                                                                    =============    ==============

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Consolidated Statements of Operations

                                                                                      Three Months Ended
                                                                                          March 31,
                                                                                      2003          2002
                                                                                   -----------   -----------
                                                                                         (unaudited)
                                                                                   -------------------------
                                                                                        (in thousands,
                                                                                   except per share amounts)
Interest Income
  Interest and fees on loans                                                      $    26,661   $    27,054
  Securities available for sale
    Taxable                                                                             2,899         2,711
    Tax-exempt                                                                          1,918         1,643
  Other investments                                                                       142           313
                                                                                   -----------   -----------
                                                           Total Interest Income       31,620        31,721
                                                                                   -----------   -----------
Interest Expense
  Deposits                                                                              7,171         8,626
  Other borrowings                                                                      3,642         3,628
                                                                                   -----------   -----------
                                                          Total Interest Expense       10,813        12,254
                                                                                   -----------   -----------
                                                             Net Interest Income       20,807        19,467
Provision for loan losses                                                               1,000           927
                                                                                   -----------   -----------
                             Net Interest Income After Provision for Loan Losses       19,807        18,540
                                                                                   -----------   -----------
Non-interest Income
  Service charges on deposit accounts                                                   3,271         2,712
  Net gains (losses) on assets
    Real estate mortgage loans                                                          4,032         1,806
    Securities                                                                            512           (34)
  Title insurance fees                                                                    743           623
  Manufactured home loan origination fees and commissions                                 358           434
  Other income                                                                          1,499         1,584
                                                                                   -----------   -----------
                                                       Total Non-interest Income       10,415         7,125
                                                                                   -----------   -----------
Non-interest Expense
  Compensation and employee benefits                                                    9,641         8,788
  Occupancy, net                                                                        1,598         1,306
  Furniture and fixtures                                                                1,320         1,106
  Other expenses                                                                        5,496         4,542
                                                                                   -----------   -----------
                                                      Total Non-interest Expense       18,055        15,742
                                                                                   -----------   -----------
                                                Income Before Federal Income Tax       12,167         9,923
Federal income tax expense                                                              3,350         2,814
                                                                                   -----------   -----------
                                                                      Net Income  $     8,817   $     7,109
                                                                                   ===========   ===========
Net Income Per Share
  Basic                                                                           $       .49   $       .38
  Diluted                                                                                 .49           .38
Dividends Per Common Share
  Declared                                                                        $       .14   $       .11
  Paid                                                                                    .14           .11

Non-performing assets

                                                       March 31,           December 31,
                                                          2003                 2002
                                                    -----------------    -----------------
                                                           (dollars in thousands)
Non-accrual loans                                             $6,371               $5,738
Loans 90 days or more past due and
  still accruing interest                                      2,400                3,961
Restructured loans                                               163                  270
                                                    -----------------    -----------------
                         Total non-performing loans            8,934                9,969
Other real estate                                              3,910                3,908
                                                    -----------------    -----------------
                        Total non-performing assets          $12,844              $13,877
                                                    =================    =================
As a percent of Portfolio Loans
  Non-performing loans                                     0.64%                0.72%
  Allowance for loan losses                                1.23                  1.21
Non-performing assets to total assets                      0.62                  0.67
Allowance for loan losses as a percent of
  non-performing loans                                      192                   168

Allowance for loan losses

                                                             Three months ended
                                                                 March 31,
                                                            2003           2002
                                                        -------------   ------------
                                                              (in thousands)
Balance at beginning of period                               $16,705        $16,167
Additions (deduction)
  Provision charged to operating expense                       1,000            927
  Recoveries credited to allowance                               340            203
  Loans charged against the allowance                          (917)          (493)
                                                        -------------   ------------
Balance at end of period                                     $17,128        $16,804
                                                        =============   ============

Net loans charged against the allowance to
  average Portfolio Loans (annualized)                          0.17%         0.08%

                                                    March 31, 2003                     December 31, 2002
                                            --------------------------------   --------------------------------
                                                        Average                            Average
                                              Amount    Maturity    Rate         Amount    Maturity    Rate
                                            --------------------------------   --------------------------------
                                                                  (dollars in thousands)
Brokered CDs(1)                               $272,284  1.5 years    2.58%       $278,012  1.9 years     3.03%
Fixed rate FHLB advances(1)                     75,856  6.6 years    5.16          62,861  7.9 years     5.83
Variable rate FHLB advances(1)                  63,700  0.3 years    1.52         131,200  0.3 years     1.50
Securities sold under agreements to
   Repurchase(1)                                85,221  0.2 years    1.41          98,712  0.1 years     1.74
Federal funds purchased                         25,245      1 day    1.56          23,840      1 day     1.38
                                            --------------------------------   --------------------------------
      Total                                   $522,306  1.8 years    2.58%       $594,625  1.8 years     2.71%
                                            ================================   ================================

(1)     Certain of these items have had their average maturity and rate altered through the use of derivative instruments, including pay-fixed and pay-variable interest rate swaps.

Capitalization

                                                               March 31,         December 31,
                                                                  2003               2002
                                                           ------------------- ------------------
                                                                   (in thousands)
Unsecured debt                                                                   $ 12,600
                                                                                  -------
Preferred Securities                                             $67,850           17,250
                                                                  ------          -------
Shareholders' Equity
  Preferred stock, no par value
  Common Stock, par value $1.00 per share                          17,922          17,822
  Capital surplus                                                  75,863          75,076
  Retained earnings                                                48,081          41,785
  Accumulated other comprehensive income (loss)                     3,527           3,364
                                                                  -------         -------
          Total shareholders' equity                              145,393         138,047
                                                                  -------         -------
          Total capitalization                                   $213,243        $167,897
                                                                  =======         =======

Non-Interest Income

                                                      Three months ended
                                                           March 31,
                                                     2003            2002
                                                  ------------    ------------
                                                          (in thousands)
Service charges on deposit
  accounts                                             $3,271          $2,712
Net gains (losses) on assets
  Real estate mortgage loans                            4,032           1,806
  Securities                                              512             (34)
Title insurance fees                                      743             623
Bank owned life insurance                                 378
Manufactured home loan origination fees
  and commissions                                         358             434
Mutual fund and annuity commissions                       256             229
Real estate mortgage loan servicing fees                 (350)           295
Other                                                   1,215           1,060
                                                  ------------    ------------
      Total non-interest income                       $10,415          $7,125
                                                  ============    ============

                                                                             Three months ended
                                                                                 March 31,
                                                                           2003           2002
                                                                       -------------  -------------
                                                                               (in thousands)

Real estate mortgage loans originated                                      $262,128       $140,720
Real estate mortgage loans sold                                             229,744        147,312
Real estate mortgage loans sold with servicing rights released               16,757         12,337
Net gains on the sale of real estate mortgage loans                           4,032          1,806
Net gains as a percent of real estate mortgage loans sold
  ("Loans Sale Margin")                                                        1.75%          1.23%
Impact of SFAS #133 adjustments on the Loan Sale Margin

Non-Interest Expense

                                                          Three months ended
                                                               March 31,
                                                         2003            2002
                                                      ------------    ------------
                                                              (in thousands)
Salaries                                                  $ 6,291         $ 5,818
Performance-based compensation and benefits                 1,304           1,190
Other benefits                                              2,046           1,780
                                                      ------------    ------------
  Compensation and employee benefits                        9,641           8,788
Occupancy, net                                              1,598           1,306
Furniture and fixtures                                      1,320           1,106
Data processing                                               923             713
Communications                                                684             646
Advertising                                                   769             612
Loan and collection                                           942             505
Supplies                                                      464             333
Amortization of intangible assets                             276             246
Other                                                       1,438           1,487
                                                      ------------    ------------
      Total non-interest expense                          $18,055         $15,742
                                                      ============    ============

Average Balances and Tax Equivalent Rates

                                                                            Three Months Ended
                                                                                 March 31,
                                                             2003                                     2002
                                              ------------------------------------  ------------------------------------------
                                               Average                                    Average
                                               Balance     Interest     Rate              Balance     Interest     Rate
                                              -----------  ----------  --------         ------------  ----------  --------
Assets                                                                    (dollars in thousands)
Taxable loans (1)                            $ 1,467,558  $   26,504      7.28%     $ 1,405,750   $   26,897      7.71%
Tax-exempt loans (1,2)                            11,988         242      8.19              11,625          241      8.41
Taxable securities                               210,108       2,899      5.60             181,543        2,711      6.06
Tax-exempt securities (2)                        165,236       3,037      7.45             133,043        2,590      7.90
Other investments                                 10,111         142      5.70              21,599          313      5.88
                                              ----------   ---------                    ----------    ---------
                    Interest Earning Assets    1,865,001      32,824      7.10           1,753,560       32,752      7.53
                                                           ---------                                  ---------
Cash and due from banks                           41,139                                    37,992
Other assets, net                                104,742                                    65,698
                                              ----------                                ----------
                               Total Assets  $ 2,010,882                               $ 1,857,250
                                              ==========                                ==========

Liabilities
Savings and NOW                              $   679,372       1,420      0.85         $   623,813        1,964      1.28
Time deposits                                    662,630       5,751      3.52             640,053        6,662      4.22
Other borrowings                                 336,681       3,642      4.39             288,388        3,628      5.10
                                              ----------   ---------                    ----------    ---------
               Interest Bearing Liabilities    1,678,683      10,813      2.61           1,552,254       12,254      3.20
                                                           ---------                                  ---------
Demand deposits                                  160,241                                   142,863
Other liabilities                                 29,994                                    27,058
Shareholders' equity                             141,964                                   135,075
                                              ----------                                ----------
 Total liabilities and shareholders' equity  $ 2,010,882                               $ 1,857,250
                                              ==========                                ==========

         Tax Equivalent Net Interest Income               $   22,011                                 $   20,498
                                                           =========                                  =========

         Tax Equivalent Net Interest Income
             as a Percent of Earning Assets                               4.75%                                   4.70%
                                                                       =======                                    =======
(1)	All domestic
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date	April 16, 2003	By	s/ Robert N. Shuster Robert N. Shuster, Principal Financial Officer
Date	April 16, 2003	By	s/ James J. Twarozynski James J. Twarozynski, Principal Accounting Officer